UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 5, 2008

Date of report (Date of earliest event reported)

L-1 IDENTITY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-33002	02-08087887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 504 – 1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On March 5, 2008, L-1 Identity Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition of Bioscrypt Inc. (“Bioscrypt”). The Company hereby amends Item 9.01 of the Initial 8-K to file the financial statements and pro forma financial information not filed with the Initial 8-K.

(a) Financial Statements of Businesses Acquired.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Initial 8-K. Included herein as Exhibit 99.1 to this Form 8-K/A, and incorporated by reference, are the audited financial statements of Bioscrypt as at December 31, 2007 and December 31, 2006 and for each of the three years in the period ended December 31, 2007.

(b) Pro Forma Financial Information.

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Initial 8-K. Included herein as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference, are the required unaudited pro forma condensed consolidated financial statements.

The Exhibit Index hereto is incorporated into this Item 9.01 by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Arrangement Agreement, dated as of January 5, 2008, among L-1 Identity Solutions, Inc., L-1 Identity Solutions Operating Company, 6897525 Canada Inc. and Bioscrypt Inc.
23.1**	Consent of Deloitte & Touche LLP (Independent Registered Chartered Accountants, Licensed Public Accountants) with respect to Bioscrypt Inc.
99.1**	Audited Financial Statements of Bioscrypt Inc. as at December 31, 2007 and December 31, 2006 and for each at the three years in the period ended December 31, 2007.
99.2**	Unaudited Pro Forma Condensed Consolidated Financial Statements of L-1 Identity Solutions, Inc. as of December 31, 2007 and the year then ended.
____
*	Previously filed as an exhibit to the Company’s Form 8-K filed on January 10, 2008.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Robert V. LaPenta

Name:    Robert V. LaPenta

Title:	Chairman, President and
Chief Executive Officer

Date: May 8, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Arrangement Agreement, dated as of January 5, 2008, among L-1 Identity Solutions, Inc., L-1 Identity Solutions Operating Company, 6897525 Canada Inc. and Bioscrypt Inc.
23.1**	Consent of Deloitte & Touche LLP (Independent Registered Chartered Accountants, Licensed Public Accountants) with respect to Bioscrypt Inc.
99.1**	Audited Financial Statements of Bioscrypt Inc. as at December 31, 2007 and December 31, 2006 and for each at the three years in the period ended December 31, 2007.
99.2**	Unaudited Pro Forma Condensed Consolidated Financial Statements of L-1 Identity Solutions, Inc. as of December 31, 2007 and the year then ended.

____

*	Previously filed as an exhibit to the Company’s Form 8-K filed on January 10, 2008.
**	Filed herewith.